U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Array BioPharma Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 26, 2017. ARRAY BIOPHARMA INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ARRAY BIOPHARMA INC. 3200 WALNUT STREET BOULDER, CO 80301 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. CONSOLIDATED ID TEMPLATE V1 E32529-P97722 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:August 30, 2017 Date: October 26, 2017Time: 1:00 PM MDT Location: Hyatt Place Boulder/Pearl Street 2280 Junction Place Boulder, Colorado 80301

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E32530-P97722 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT WITH SHAREHOLDER LETTERNOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 12, 2017 to facilitate timely delivery.

1. Re-election of three directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified. Nominees: 01) 02) 03) Kyle Lefkoff Ron Squarer Shalini Sharp 2. Advisory vote to approve executive compensation as disclosed in the proxy statement. 3. Advisory vote on the frequency of future advisory votes on executive compensation as disclosed in the proxy statement. 4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote "For All" directors nominated for re-election, "One Year" for proposal 3 and a vote "For" all other proposals. E32531-P97722 Voting Items

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